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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported)    March 19, 2004
                                                          ---------------------


                          Why USA Financial Group, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                     Nevada
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

            000-30601                                   87-0390603
    ------------------------            ------------------------------------
    (Commission File Number)            (I.R.S. Employer Identification No.)

                8301 Creekside Circle #101, Bloomington, MN 55437
    -----------------------------------------------------------------
    (Address of Principal Executive Offices)               (Zip Code)

                                  952-841-7050
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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Item 4.  Changes in Registrant's Certifying Accountant.

(a) Previous independent accountants

     (i) The Sarbanes-Oxley Act of 2002 ("Act") established the Public Company Accounting Oversight Board ("PCAOB") and charged it with the responsibility of overseeing the audits of public companies that are subject to the federal securities laws. Under the Act, the PCAOB's duties include the establishment of a registration system for public accounting firms. The PCAOB proposed rules for the registration process, which were approved by the U.S. Securities and Exchange Commission ("SEC") which requires within 180 days after SEC approval, all public accounting firms will be required to register with the PCAOB if they wish to prepare or issue audit reports on U.S. public companies, or to play a substantial role in the preparation or issuance of such reports. Once registered, public accounting firms are required to file periodic reports with the PCAOB. Registrant was informed by its independent auditor, Randy Simpson, CPAs ("Simpson"), that he has not been approved for registration with the PCAOB and, as a result, would not be able to continue to act as Registrant's independent auditor since the rules are now in effect. Effective March 19, 2004, Simpson resigned its position as Registrant's independent auditor.

     (ii) Simpson last reported on Registrant's financial statements as of March 15, 2003. The report, which covered the two fiscal years ended December 31, 2002, was an unqualified report.

     (iii) The change of independent accountants was ratified by the Board of Directors of Registrant on March 19, 2004.

     (iv) During the two fiscal years ended December 31, 2002 and the subsequent interim period through March 19, 2004, there were no disagreements between Registrant and Simpson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved, to Simpson's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

     (v) During and the two fiscal years ended December 31, 2002 and subsequent interim period through March 19, 2004, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

          (a) During the two fiscal years ended December 31, 2002 and the subsequent interim period through March 19, 2004, Simpson did not advise Registrant that the internal controls necessary for the registrant to develop reliable financial statements do not exist.

          (b) During the two fiscal years ended December 31, 2002 and the subsequent interim period through March 19, 2004, Simpson did not advise Registrant that any information had come to their attention which had led them to no longer be able to rely on management's representation, or that had made Simpson unwilling to be associated with the financial statements prepared by management.

          (c) During the two fiscal years ended December 31, 2002 and the subsequent interim period through March 19, 2004, Simpson did not advise Registrant that the scope of any audit needed to be expanded significantly or that more investigation was necessary.


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          (d) During the two fiscal years ended December 31, 2002 and the subsequent interim period through March 19, 2004, Simpson did not advise Registrant that there was any information which the accountants concluded would materially impact the fairness and reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements.

          (vi) Registrant has requested that Simpson furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated March 24, 2004, is filed as Exhibit 16.1 to this Form 8-K.

     (b) New independent accountants

The Registrant has engaged PKF, Certified Public Accountants, A Professional Corporation ("PKF") as its new independent accountant on March 19, 2004. Prior to March 19, 2004, the Registrant had not consulted with PKF regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, and no written report or oral advice was provided to the Registrant by PKF concluding there was an important factor to be considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.


ITEM 7.     FINANCIAL STATEMENT AND EXHIBITS
            --------------------------------

     (c) The following documents are filed herewith as exhibits:

     Exhibit 16.1 Letter from Simpson dated March 24, 2004.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Why USA Financial Group, Inc.
                                  ----------------------------------
                                  (Registrant)

Dated:  March 24, 2004            By: /s/ Donald Riesterer
                                      ------------------------------
                                      Name: Donald Riesterer
                                      Title: Chairman